UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2017 (June 8, 2017)

HEALTHCARE TRUST OF AMERICA, INC.

HEALTHCARE TRUST OF AMERICA HOLDINGS, LP

(Exact name of registrant as specified in its charter)

Maryland	001-35568	20-4738467
Delaware	333-190916	20-4738347
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16435 N. Scottsdale Road, Suite 320 Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)

(480) 998-3478

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 8 and June 9, 2017, Healthcare Trust of America, Inc. (NYSE: HTA) (“HTA”), through a wholly-owned subsidiary, closed on 44 assets (the “Closing Assets”), for a total purchase price of approximately $1.4 billion in cash, with a credit of approximately $50 million, which was funded using (i) a portion of the proceeds from the issuance of Class A common stock by HTA on May 8, 2017, (ii) a portion of the proceeds from the issuance of senior unsecured notes by HTA’s operating partnership subsidiary, Healthcare Trust of America Holdings, LP (the “Operating Partnership” and together with HTA, the “Company”), on June 8, 2017, as described in Item 2.03 below, and (iii) $286 million of seller financing, secured by 11 of the Closing Assets.

The Closing Assets represent a portion of the assets to be acquired pursuant to the acquisition of substantially all of the medical office building properties and development platform of Duke Realty Limited Partnership, Duke Construction Limited Partnership and certain of their subsidiaries and affiliated entities, which was announced on May 1, 2017 (the “Duke Acquisition”). Of the total 78 assets to be acquired as a part of the Duke Acquisition (the “Duke Assets”), in addition to the 44 Closing Assets, we have closed on 19 other Duke Assets for an aggregate purchase price of approximately $512 million, as disclosed in the Company’s Current Report on Form 8-K filed on June 7, 2017. Of the 78 total Duke Assets, 31 of the Duke Assets valued at approximately $1.3 billion were subject to rights of first offer and/or rights of first refusal (the “ROFO/ROFR Assets”). As of June 9, 2017, eight of the ROFO/ROFR Assets valued at approximately $212 million had been exercised, and 16 ROFO/ROFR Assets valued at approximately $642 million had been waived. As a result, seven ROFO/ROFR Assets valued at approximately $446 million remain subject to outstanding rights of first offer and/or rights of first refusal. The Company now expects ROFO/ROFR Assets valued at approximately $400-500 million to be exercised in total.

Certain statements contained in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, in particular, statements about expected exercises of rights of first offer and/or rights of first refusal by other parties, the Company’s plans, strategies, prospects, pending acquisitions, the potential impact of such acquisitions on the Company’s results of operations, future medical office building market performance and funding of acquisitions. Additionally, such statements are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially and in adverse ways from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of the Company’s performance in future periods. Forward-looking statements are generally identifiable by the use of such terms as “expect,” “project,” “may,” “should,” “could,” “would,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “opinion,” “predict,” “potential,” “pro forma” or the negative of such terms and other comparable terminology. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company cannot guarantee the accuracy of any such forward-looking statements contained in this Current Report on Form 8-K, and the Company does not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Any such forward-looking statements reflect the Company’s current views about future events, are subject to unknown risks, uncertainties, and other factors, and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive and market conditions, all of which are difficult or impossible to predict accurately. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements, including its ability to generate positive cash flow from operations, provide dividends to stockholders, and maintain the value of its real estate properties, may be significantly hindered. The following factors, as well as any cautionary language in this Current Report on Form 8-K, provide examples of certain risks, uncertainties and events that could cause actual events or results to differ materially from those presented in the Company’s forward-looking statements:

•	the Company’s ability to consummate the Duke Acquisition;

•	the Company’s ability to effectively deploy proceeds of offerings of securities;

•	the Company’s ability to effectively integrate the Duke Assets into its portfolio;

•	changes in economic conditions affecting the healthcare property sector, the commercial real estate market and the credit market;

•	competition for acquisition of medical office buildings and other facilities that serve the healthcare industry;

•	economic fluctuations in certain states in which the Company’s property investments are geographically concentrated;

•	retention of the Company’s senior management team;

•	financial stability and solvency of the Company’s tenants;

•	supply and demand for operating properties in the market areas in which the Company operate;

•	the Company’s ability to acquire real properties, and to successfully operate those properties once acquired;

•	changes in property taxes;

•	legislative and regulatory changes, including changes to laws governing the taxation of real estate investment trusts (“REITs”) and changes to laws governing the healthcare industry;

•	fluctuations in reimbursements from third-party payors such as Medicare and Medicaid;

•	changes in interest rates;

•	the availability of capital and financing;

•	restrictive covenants in the Company’s existing credit facilities;

•	changes in the Company’s credit ratings;

•	the Company’s ability to remain qualified as a REIT;

•	changes in accounting principles generally accepted in the United States of America, policies and guidelines applicable to REITs;

•	delays in liquidating defaulted mortgage loan investments; and

•	other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including those set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and Quarterly Report on Form 10-Q for the period ended March 31, 2017, under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

Forward-looking statements express expectations of future events. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties that could cause actual events or results to differ materially from those projected. Due to these inherent uncertainties, you are urged not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date made. In addition, the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to projections over time, except as required by law.

These risks and uncertainties should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect its financial results, is included herein and in the Company’s other filings with the SEC.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 8, 2017, the Operating Partnership issued $400.0 million in aggregate principal amount of the Operating Partnership’s 2.950% Senior Notes due 2022 (the “2022 Notes”) and $500.0 million in aggregate principal amount of the Operating Partnership’s 3.750% Senior Notes due 2027 (the “2027 Notes” and, together with the 2022 Notes, the “Notes”) in a public offering (the “Offering”) through underwriters for whom Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and U.S. Bancorp Investments, Inc. acted as representatives (the “Representatives”) pursuant to an underwriting agreement dated June 1, 2017 among the Operating Partnership, HTA and the Representatives.

The Operating Partnership offered the 2022 Notes at 99.938% of the principal amount thereof, and offered the 2027 Notes at 99.492% of the principal amount thereof. The Notes are general unsecured and unsubordinated obligations and rank equally in right of payment with all of the Operating Partnership’s existing and future senior unsecured and unsubordinated indebtedness, including the Operating Partnership’s 3.50% Senior Notes due 2026 (the “2026 Notes”), 3.70% Senior Notes due 2023 (the “2023 Notes”) and 3.38% Senior Notes due 2021 (the “2021 Notes”), and senior in right of payment to any of the Operating Partnership’s subordinated indebtedness. As a result, the Notes are effectively subordinated in right of payment to all of the Operating Partnership’s existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness and structurally subordinated in right of payment to all existing and future liabilities and other indebtedness, whether secured or unsecured, of the Operating Partnership’s subsidiaries. The 2022 Notes bear interest at 2.950% per annum and the 2027 Notes bear interest at 3.750% per annum. Interest is payable on January 1 and July 1 of each year beginning January 1, 2018 until the maturity date of July 1, 2022 for the 2022 Notes and July 1, 2027 for the 2027 Notes.

The Notes were issued pursuant to an indenture for the 2022 Notes and an indenture for the 2027 Notes (collectively, the “Indentures”), each dated June 8, 2017, and each as among the Operating Partnership, as issuer, HTA, as guarantor, and U.S. Bank National Association, as trustee. The Indentures contain various restrictive covenants, including limitations on the Operating Partnership’s ability to incur additional indebtedness, requirements to maintain a pool of unencumbered assets and requirements to maintain insurance with financially sound and reputable insurance companies.

The Operating Partnership’s obligations under the Notes are fully and unconditionally guaranteed by HTA. However, HTA will be automatically and unconditionally released and discharged from its guarantee obligations upon the release of all guarantees by HTA of the 2026 Notes, the 2023 Notes, the 2021 Notes and the Operating Partnership’s $1,150.0 million senior unsecured revolving credit and term loan facility and any additional guarantees by HTA of senior unsecured indebtedness.

The 2022 Notes and the 2027 Notes are redeemable at the Operating Partnership’s option and in its sole discretion, at any time or from time to time prior to July 1, 2022 and July 1, 2027, respectively, in whole or in part, at a redemption price equal to the greater of:

•	100% of the principal amount of the Notes being redeemed; or

•	the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date at the adjusted treasury rate (determined in accordance with the Indentures) plus 0.20% for the 2022 Notes and 0.25% for the 2027 Notes, plus, in each case, accrued and unpaid interest thereon to the applicable redemption date; provided, however, that if the redemption date falls after a record date and on or prior to the corresponding interest payment date, the Operating Partnership will pay the full amount of accrued and unpaid interest, if any (plus additional interest, if applicable), on such interest payment date to the holder of record at the close of business on the corresponding record date (instead of the holder surrendering its Notes for redemption).

Notwithstanding the foregoing, if the Notes are redeemed on or after June 1, 2022 for the 2022 Notes, or April 1, 2027 for the 2027 Notes, the redemption price will be equal to 100% of the principal amount of the applicable series of Notes being redeemed, plus accrued and unpaid interest thereon to the applicable redemption date.

Certain events are considered events of default, which may result in the accelerated maturity of the Notes, including:

•	a default for 90 days in the payment of any installment of interest under the Notes;

•	a default in the payment of the principal amount or redemption price due with respect to the Notes, when the same becomes due and payable; provided, however, that a valid extension of the maturity of the Notes in accordance with the terms of the Indentures shall not constitute a default in the payment of principal;

•	the Operating Partnership’s failure to comply with any of its agreements in the Notes or the Indentures upon receipt by the Operating Partnership of notice of such default by the trustee or by holders of not less than 25% in aggregate principal amount of the 2022 Notes and the 2027 Notes then outstanding, respectively, and the Operating Partnership’s failure to cure (or obtain a waiver of) such default within 90 days after the Operating Partnership receives such notice;

•	failure to pay any indebtedness for money borrowed by the Operating Partnership, HTA or any of the Operating Partnership’s Significant Subsidiaries (as defined in Rule 1-02(w) of Regulation S-X promulgated by the SEC as in effect on the original issue date of the Notes) in an outstanding principal amount in excess of $50.0 million at final maturity or upon acceleration after the expiration of any applicable grace period, which indebtedness is not discharged, or such default in payment or acceleration is not cured or rescinded, within 30 days after written notice to the Operating Partnership from the trustee (or to the Operating Partnership and the trustee from holders of at least 25% in principal amount of the outstanding 2022 Notes and 2027 Notes, respectively); provided, however, that $50.0 million will be replaced by $35.0 million for so long as any of the 2026 Notes, 2023 Notes or 2021 Notes are outstanding; and

•	certain events of bankruptcy, insolvency or reorganization or court appointment of a receiver, liquidator or trustee of the Operating Partnership, HTA or any of the Operating Partnership’s Significant Subsidiaries or any substantial part of their respective property.

The foregoing description of the Indentures, the Notes and the guarantees of the Notes by HTA is qualified in its entirety by reference to the Indentures and the forms of Notes and guarantees of the Notes therein, attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated by reference herein.

O’Melveny & Myers LLP issued an opinion as to certain tax matters with respect to the Offering, which opinion is filed as Exhibit 8.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1	2022 Notes Indenture, dated as of June 8, 2017, among Healthcare Trust of America Holdings, LP, Healthcare Trust of America, Inc. and U.S. Bank National Association, as trustee, including the form of 2.950% Senior Notes due 2022 and the guarantee thereof.

4.2	2027 Notes Indenture, dated as of June 8, 2017, among Healthcare Trust of America Holdings, LP, Healthcare Trust of America, Inc. and U.S. Bank National Association, as trustee, including the form of 3.750% Senior Notes due 2027 and the guarantee thereof.

5.1	Opinion of Venable LLP.

5.2	Opinion of O’Melveny & Myers LLP.

8.1	Opinion of O’Melveny & Myers LLP as to certain tax matters.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of O’Melveny & Myers LLP (included in Exhibits 5.2 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.

Date: June 13, 2017	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman

Healthcare Trust of America Holdings, LP

	By:	Healthcare Trust of America, Inc.,
its General Partner

Date: June 13, 2017	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman